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                                                                    Exhibit 99.2




                               AMENDMENT NO. 4 TO
                      FORBEARANCE AND STANDSTILL AGREEMENT



WHEREAS, the undersigned are parties to a certain Forbearance and Standstill Agreement dated as of March 16, 2001 and amended as of April 16, April 30, and May 8, 2001 (the "Forbearance Agreement");

WHEREAS, the parties desire to extend the Forbearance Period as defined therein;

NOW THEREFORE, the undersigned hereby agree that all references in the Forbearance Agreement to "May 21, 2001" are hereby changed to "May 31, 2001", and all references therein to the Bank Forbearance Agreement shall be deemed references to the Bank Forbearance Agreement as amended to and including the date hereof.

IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Amendment as of the 21st day of May 2001.



                                              PEN HOLDINGS, INC.


                                              By: /s/ Mark A. Oldham
                                                 -------------------------------
                                              Title: Secy/Treas.
                                                    ----------------------------


                                              MELLON BANK, N.A., as Agent


                                              By: /s/ John Joseph Ligday
                                                 -------------------------------
                                              Title: Vice President
                                                    ----------------------------



                                              CIBC INC.


                                              By: /s/ Howard Palmer
                                                 -------------------------------
                                              Title: Executive Director
                                                    ----------------------------



                                              AMSOUTH BANK


                                              By: /s/ Rex Hamilton
                                                 -------------------------------
                                              Title: Commercial Banking Officer
                                                     ---------------------------



                                              TRAVELERS CASUALTY AND SURETY
                                              COMPANY OF AMERICA


                                              By: /s/ Dave Sasportas
                                                  ------------------------------
                                              Title: Vice President, Bond Claims
                                                     ---------------------------